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                     NATIONAL COMMERCE FINANCIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            EFFECTIVE AUGUST 1, 2001

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                     NATIONAL COMMERCE FINANCIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------

This Supplemental Executive Retirement Plan, hereinafter referred to as the Plan, effective as of August 1, 2001, constitutes an amendment and restatement of both the National Bank of Commerce Supplemental Executive Retirement Plan (the "NBC Plan") and the CCB Financial Corporation Retirement Income Equity Plan (the "CCB Plan"), which plans are hereby merged into the Plan. The Plan is being adopted by National Commerce Financial Corporation to provide additional retirement income for certain key executives who are managerial or highly compensated employees within the meaning of Section 201(2) of the Employee Income Retirement Security Act of 1974, as amended.

                             ARTICLE 1 - DEFINITIONS
                             -----------------------

As used herein, the following terms shall have the following meanings unless a different meaning is plainly required by the context:

1.1  BASIC PLAN: The National Commence Financial Corporation Retirement Plan in
     ----------
     effect on August 1, 2001 and as it may be amended from time to time.

1.2  BENEFICIARY: The party or parties entitled to receive a Participant's
     -----------
     Benefit in the event of the Participant's death.

1.3  BENEFIT: The benefit payable to the Participant pursuant to Article 3,
     -------
     Article 4 or Article 5.

1.4  BOARD: The Board of Directors of the Corporation.
     -----

1.5  CHANGE IN CONTROL: A Change in Control shall be defined and deemed to have
     -----------------
     occurred if

     (1) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Corporation where such acquisition causes such person to own twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this Subsection (1), the following acquisitions shall not be deemed to result in a Change in Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any

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          corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses
          (A), (B) and (C) of Subsection (3) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Corporation Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Corporation, such subsequent acquisition shall be treated as an acquisition that causes such Person to own twenty percent (20%) or more of the Outstanding Corporation Voting Securities; or

     (2) individuals who as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (3) the shareholders of the Corporation approve of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding

                                       2

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          voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (4) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     The successful closing of a merger agreement between National Commerce Bancorporation and CCB Financial Corporation on or before December 31, 2000 shall not be considered a Change in Control for the purposes of this Plan.

1.6  CODE: The Internal Revenue Code of 1986, as amended.
     ----

1.7  COMMITTEE: The Committee shall mean the Administrative Committee appointed
     ---------
     from time to time to administer the Basic Plan.

1.8  COMPENSATION: The total compensation, paid by the Corporation to the
     ------------
     Participant as defined in the Basic Plan (but determined without regard to the limitations of Code Section 401(a)(17)) increased by any amounts deferred by the Participant (for the year in which such amounts would have otherwise been payable) under the Corporation's nonqualified deferred compensation plan.

1.9  CORPORATION: Corporation shall mean National Commerce Financial
     -----------
     Corporation, its successors and assigns.

1.10 CREDITED SERVICE: Credited Service shall have the same definition as in the
     ----------------
     Basic Plan.

1.11 EARLY RETIREMENT DATE: The later of the Participant's 55th birthday and the
     ---------------------
     date he completes five Years of Vesting Service.

1.12 FINAL AVERAGE MONTHLY COMPENSATION: The amount obtained by dividing (a) the
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     amount of Compensation paid to the Participant during the five consecutive calendar years out of the last ten which produces the highest such total by
     (b) the number of months during such period during which the Participant received any Compensation.

1.13 IRS MAXIMUM MONTHLY COVERED COMPENSATION: The amount shall be equal to
     ----------------------------------------
     one-twelfth of the "covered compensation", within the meaning of Section 401(1)(5)(E) of the Internal Revenue Code and regulations and rulings issued pursuant thereto, that applies to the Participant based upon his year of birth. Any changes in the amount of "covered compensation" that become effective after the January 1st

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     immediately preceding the date of the Participant's retirement or termination of service shall be ignored.

1.14 NORMAL RETIREMENT DATE: A Participant's 65th birthday.
     ----------------------

1.15 PARTICIPANT: Participant shall mean the employees and former employees
     -----------
     identified on the attached Exhibit I.

1.16 SPOUSE: The Participant's lawful Spouse.
     ------

1.17 TERMINATION DATE: The effective date of the termination of the
     ----------------
     Participant's employment; provided, however, that for purposes of this Section, the Participant's temporary absence from the service of the Corporation with the Corporation's written approval shall not result in the termination of his employment unless he fails to return to the service of the Corporation on or before the date specified by the Corporation in such written approval, in which event such date shall be his Termination Date.

1.18 VESTING SERVICE. Vesting Service shall have the same definition as in the
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     Basic Plan.

                            ARTICLE 2 - PARTICIPATION
                            -------------------------

Each employee named on Exhibit I shall participate in the Plan and shall cease to participate upon his Termination Date if there is no benefit payable from the Plan, or if there are benefits payable, upon the complete payment of all benefits due to the Participant. In the event that any such Participant shall cease to be a member of a select group of highly compensated and managerial employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended, such Participant shall, notwithstanding anything to the contrary contained in the Plan, cease to accrue any additional benefits under the Plan, but shall continue to be a Participant in the Plan for all other purposes.

                     ARTICLE 3 - NORMAL RETIREMENT BENEFITS
                     --------------------------------------

3.l  ELIGIBILITY: A Participant whose employment terminates on or after his
     -----------
     Normal Retirement Age for any reason other than his death shall receive a Benefit pursuant to this Article.

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3.2  AMOUNT OF GROUP I PARTICIPANT `S NORMAL RETIREMENT BENEFIT:
     ----------------------------------------------------------

     (A) A Group I-A's Participant's Benefit pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which (1) exceeds
          (2), where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are not in excess of 35 years.

               (ii) 0.5% of his IRS Maximum Monthly Covered Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are not in excess of 35 years.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are in excess of 35 years.

          (2) is the increase since August 1, 2000 in the monthly retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

     (B) A Group I-B Participant's Benefit payable pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which (1) exceeds (2), where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are not in excess of 35 years.

               (ii) 0.5% of his IRS Maximum Monthly Covered Compensation multiplied by his number of years of Credited that are not in excess of 35 years.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are in excess of 35 years.

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               Provided however, in the event that a Group I-B Participant was a participant in the NBC Plan as of February 28, 1994, in no event shall the benefit payable from this plan to such Participant be less than the amount computed under the provisions of Section 3.2 of the NBC Plan in effect on February 28, 1994 assuming the Participant's rate of pay as of January 1, 1994 (including any bonuses received in 1994) continued unchanged to his Termination Date, but based only on Credited Service through December 31, 2001.

          (2) is the monthly retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

     (C) A Group I-C Participant's Benefit pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which (1) plus (2) exceeds (3), where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after December 31, 2000 that are not in excess of 35 years.

               (ii) 0.5% of his IRS Maximum Monthly Covered Compensation multiplied by his number of years of Credited Service after December 31, 2000 that are not in excess of 35 years.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after December 31, 2000 that are in excess of 35 years.

          (2) is equal to the benefit the Participant accrued under the CCB Plan as of December 31, 2000, expressed in the form of a Ten Year Certain and Life Annuity, based on the Participant's Credited Service through December 31, 2000 and final average compensation (as calculated under the provisions of the CCB Plan as they existed on July 31, 2001) determined as of the Participant's Termination Date.

          (3) is the monthly retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

3.3  AMOUNT OF GROUP II PARTICIPANT'S BENEFIT: A Group II Participant's Benefit
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     pursuant to this Article shall be payable on the first day of the month following the

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     Participant's Termination Date and, when expressed in the form of a Ten
     Year Certain and Life Annuity, shall be equal to the amount by which the sum of (A) plus (B) plus (C) exceeds (D), where

     (A) is 1.35% of his Final Average Monthly Compensation determined and frozen as of December 31, 2001 and not in excess of the limitation of Code Section 401(a)(17) in effect as of such date, multiplied by his number of years of Credited Service completed by the Participant prior to January 1, 2002.

     (B) is .50% of his Final Average Monthly Compensation determined and frozen as of December 31, 2001 and not in excess of the limitation of Code Section 401(a)(17) in effect as of such date, in excess of the Participant's IRS Maximum Monthly Covered Compensation determined as of December 31, 2001,

     (C) is the actuarial equivalent (based on the actuarial equivalence factors contained in the Basic Plan) expressed in the form of a Ten Year Certain and Life Annuity, of the product of (1) and (2), where

          (1) is the cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on the number of years and months of Credited Service completed by the Participant after December 31, 2001; provided, however, that years and months of Credited Service completed prior to January 1, 2002, will be taken into account solely for the purpose of determining the Benefit Percentage attributable to each year and month of Credited Service performed after December 31, 2001, but no Benefit Percentage shall be assigned to any year of Credited Service performed prior to January 1, 2002.

               Years of Credited Service          Benefit Percentages
               -------------------------          -------------------

                      1 to 5                          2% Per Year
                      6 to 10                         4% Per Year
                      11 to 20                        6% Per Year
                      21 to 30                        8% Per Year
                      31 or more                     10% Per Year

               The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

          (2) is the Participant's Final Average Compensation as of the Participant's Termination Date.

     (D) is the monthly benefit which he would be entitled to receive from the Basic Plan, expressed in the form of a Ten Year Certain and Life Annuity, as of his Termination Date.

                                       7

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3.4  AMOUNT OF GROUP III PARTICIPANT'S BENEFIT:
     -----------------------------------------

     (A)  Grandfathered Group III Participants. The Benefit payable pursuant to
          ------------------------------------
          this Article for a Group III Participant who as of December 31, 2001 had attained age 55 with 5 years of Vesting Service or had attained age 50 with 10 years of Vesting Service shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which the greater of (1) or (2) exceeds (3), where

          (1) is equal to the benefit the Participant would have accrued under the CCB Plan, expressed in the form of a Ten Year Certain and Life Annuity, if that plan had continued in effect under the terms of such plan in effect as of July 31, 2001, based on the Participant's service and final average compensation determined as of the Participant's Termination Date.

          (2) is the actuarial equivalent (based on the actuarial equivalence factors contained in the Basic Plan) expressed in the form of a Ten Year Certain and Life Annuity, of the product of (i) and
               (ii), where

               (i) is the cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on the number of years and months of Credited Service completed by the Participant.

                     Years of Credited Service          Benefit Percentages
                     -------------------------          -------------------

                             1 to 5                         2% Per Year
                             6 to 10                        4% Per Year
                             11 to 20                       6% Per Year
                             21 to 30                       8% Per Year
                             31 or more                    10% Per Year

                     The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

               (ii) is the Participant's Final Average Compensation as of the Participant's Termination Date.

          (3) is the monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

     (B)  Other Group III Participants. The Benefit payable pursuant to this
          ----------------------------
          Article for a Group III Participant who is not described in Subsection 3.4(A) shall be payable

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          on the first day of the month following the Participant's Termination
          Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which (1) exceeds (2), where

          (1) the benefit described in Section 1.1(A)(37)(c) of the Basic Plan determined by using Final Average Compensation as defined in this Plan (provided, however, that for purposes of Section 1.1(a)(37)(c)(ii)(I) of the Basic Plan, Final Average Compensation shall be determined as of December 31, 2001).

          (2) is the monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

3.5  AMOUNT OF GROUP IV PARTICIPANT'S BENEFIT. The Benefit payable pursuant to
     ----------------------------------------
     this Article for a Group IV Participant shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (A) exceeds (B), where

     (A) is equal to the monthly benefit determined under the provisions of the CCB Financial Corporation Retirement Plan as they existed July 31, 2001, expressed in the form of a Ten Year Certain and Life Annuity, assuming such provisions remain in effect until the Participant's retirement date, determined without regard to the Code Section 401(a)(17) limit.

     (B) is the monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

3.6  AMOUNT OF GROUP V PARTICIPANT'S BENEFIT. The Benefit payable pursuant to
     ---------------------------------------
     this Article for a Group V Participant shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (A) exceeds (B), where

     (A) is the retirement benefit the Participant's would have accrued under the Basic Plan, expressed in the form of a Ten Year Certain and Life Annuity, had the Participant received 5 years of additional Credited Service under the Basic Plan.

     (B) is the monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

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                      ARTICLE 4 - EARLY RETIREMENT BENEFITS
                      -------------------------------------

4.1  ELIGIBILITY. A Participant whose employment terminates on or after his
     -----------
     Early Retirement Date and prior to his Normal Retirement Age for any reason other than his death shall receive a Benefit pursuant to this Article.

4.2  AMOUNT OF GROUP I PARTICIPANT'S BENEFIT:
     ---------------------------------------

     (A) A Group I-A's Participant's Benefit pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (1) exceeds (2), with the result being multiplied by the factors specified in Section 1 of Appendix A, where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are not in excess of 35 years.

               (ii) 0.5% of his IRS Maximum Monthly Covered Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are not in excess of 35 years.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after August 1, 2000 that are in excess of 35 years.

          (2) is the increase since August 1, 2000 in the monthly normal retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as his Termination Date.

     (B) A Group I-B Participant's Benefit payable pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (1) exceeds (2), where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are not in excess of 35 years, multiplied by the factors specified in
                     Section 1 of Appendix A hereto to reflect early commencement.

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               (ii)  0.5% of his IRS Maximum Monthly Covered Compensation
                     multiplied by his number of years of Credited that are not in excess of 35 years, multiplied by the factors specified in Section 2 of Appendix A hereto to reflect early commencement.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are in excess of 35 years, multiplied by the factors specified in
                     Section 1 of Appendix A hereto to reflect early commencement.

               Provided however, in the event that a Group I-B Participant was a participant in the NBC Plan as of February 28, 1994, in no event shall the benefit payable from this plan to such Participant be less than the amount computed under the provisions of Section 3.2 of the NBC Plan in effect on February 28, 1994 assuming the Participant's rate of pay as of January 1, 1994 (including any bonuses received in 1994) continued unchanged to his Termination, but based only on Credited Service through December 31, 2001.

          (2) is the immediate monthly retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

     (C) A Group I-C Participant's Benefit payable pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (1) plus (2) exceeds (3), where

          (1)  is the equal to (i) minus (ii) plus (iii) below:

               (i) 1.85% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after December 31, 2000 that are not in excess of 35 years, multiplied by the factors specified in Section 1 of Appendix A hereto to reflect early commencement.

               (ii) 0.5% of his IRS Maximum Monthly Covered Compensation multiplied by his number of years of Credited Service after December 31, 2000 that are not in excess of 35 years, multiplied by the factors specified in Section 2 of Appendix A hereto to reflect early commencement.

               (iii) 1.35% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service after December 31, 2000

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

                     that are in excess of 35 years, multiplied by the factors specified in Section 1 of Appendix A hereto to reflect early commencement.

          (2) is equal to the benefit the Participant accrued under the CCB Plan as of December 31, 2000, expressed in the form of a Ten Year Certain and Life Annuity, based on the Participant's Credited Service through December 31, 2000 and final average compensation (as calculated under the provisions of the CCB Plan as they existed on July 31, 2001) determined as of the Participant's termination of employment or retirement with the Corporation, multiplied by the early retirement factors of the CCB Plan in effect as of July 31, 2001 to reflect early commencement.

          (3) is the immediate monthly retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive as of the date of his retirement from the Basic Plan as of his Termination Date.

4.3  AMOUNT OF GROUP II PARTICIPANT'S BENEFIT: A Group II Participant's Benefit
     ----------------------------------------
     pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which the sum of (A) plus (B) plus (C) exceeds (D), where

     (A) is 1.35% of his Final Average Monthly Compensation determined and frozen as of December 31, 2001 and not in excess of the limitation of Code Section 401(a)(17) in effect as of such date, multiplied by his number of years of Credited Service completed by the Participant prior to January 1, 2002, multiplied by the factors specified in Section 1 of Appendix A hereof to reflect early commencement.

     (B) is .50% of his Final Average Monthly Compensation determined and frozen as of December 31, 2001 and not in excess of the limitation of Code Section 401(a)(17) in effect as of such date, in excess of the Participant's IRS Maximum Monthly Covered Compensation determined as of December 31, 2001, multiplied by the factors specified in Section 2 of Appendix A hereof to reflect early commencement.

     (C) is the actuarial present value (determined using the actuarial equivalent factors utilized by the Basic Plan as of the date of determination), expressed in the form of a Ten Year Certain and Life Annuity, of the product of (1) and (2) (which amount is otherwise payable on the first day of the month following the date the Participant would attain Normal Retirement Age), where

          (1) is the cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on the number of years and months of Credited Service completed by the Participant after December 31, 2001;

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

               provided, however, that years and months of Credited Service completed prior to January 1, 2002, will be taken into account solely for the purpose of determining the Benefit Percentage attributable to each year and month of Credited Service performed after December 31, 2001, but no Benefit Percentage shall be assigned to any year of Credited Service performed prior to January 1, 2002.

               Years of Credited Service          Benefit Percentages
               -------------------------          -------------------

                       1 to 5                         2% Per Year
                       6 to 10                        4% Per Year
                       11 to 20                       6% Per Year
                       21 to 30                       8% Per Year
                       31 or more                    10% Per Year

               The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

          (2) is the Participant's Final Average Compensation as of the date of the Participant's termination of employment.

     (D) is the immediate monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

4.4  AMOUNT OF GROUP III PARTICIPANT'S BENEFIT:
     -----------------------------------------

     (A)  Grandfathered Group III Participants. The Benefit payable pursuant to
          ------------------------------------
          this Article for a Group III Participants who as of December 31, 2001 had attained age 55 with 5 years of Vesting Service or had attained age 50 with 10 years of Vesting Service shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which the greater of (1) or (2) exceeds (3), where

          (1) is equal to the benefit the Participant would have accrued under the CCB Plan if that plan had continued in effect under the terms of such plan in effect as of July 31, 2001, based on the Participant's service and final average compensation determined as of the Participant's termination of employment or retirement with the Corporation, multiplied by the early retirement factors of the CCB Plan in effect as of July 31, 2001 to reflect early commencement.

          (2) is the actuarial present value (determined using the actuarial equivalent factors utilized by the Basic Plan as of the date of determination), expressed in the form of a Ten Year and Certain Annuity, of the product of

               (i) and (ii) (which amount is otherwise payable on the first day of the month following the date the Participant would attain Normal Retirement Age), where

               (i) is the cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on the number of years and months of Credited Service completed by the Participant.

                     Years of Credited Service          Benefit Percentages
                     -------------------------          -------------------

                             1 to 5                         2% Per Year
                             6 to 10                        4% Per Year
                             11 to 20                       6% Per Year
                             21 to 30                       8% Per Year
                             31 or more                    10% Per Year

                     The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

               (ii) is the Participant's Final Average Compensation as of the date of the Participant's Termination Date.

          (3) is the immediate monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to from the Basic Plan as of his Termination Date.

     (B)  Other Group III Participants. The Benefit payable pursuant to this
          ----------------------------
          Article for a Group III Participant who is not described in Subsection 4.4(A) and who terminates for reasons other than death shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be equal to the amount by which (1) exceeds
          (2), where

          (1) the benefit described in Section 1.1(A)(37)(c) of the Basic Plan determined by using Final Average Compensation as defined in this Plan (provided, however, that for purposes of Section 1.1(A)(37)(c)(ii)(I) of the Basic Plan, Final Average Compensation shall be determined as of December 31, 2001);

          (2) is the immediately monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

4.5  AMOUNT OF GROUP IV PARTICIPANT'S BENEFIT. The Benefit payable pursuant to
     ----------------------------------------
     this Article for a Group IV Participant shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which
     (A) exceeds (B), where

     (A) is equal to the monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, determined under the provisions of the CCB Financial Corporation Retirement Plan as they existed July 31, 2001 assuming such provisions remain in effect until the Participant's retirement date (including any early reduction factors), determined without regard to the Code Section 401(a)(17) limit.

     (B) is theimmeidate monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

4.6  AMOUNT OF GROUP V PARTICIPANT'S BENEFIT. The Benefit payable pursuant to
     ---------------------------------------
     this Article for a Group V Participant shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall be the amount by which (A) exceeds (B), where

     (A) is the immediate retirement benefit, expressed in the form of a Ten Year Certain and Life Annuity, as of the date of the Participant's retirement that the Participant would have been entitled to receive under the Basic Plan had the Participant received 5 years of additional Credited Service under the Basic Plan.

     (B) is the immediate monthly benefit, expressed in the form of a Ten Year Certain and Life Annuity, which he would be entitled to receive from the Basic Plan as of his Termination Date.

                           ARTICLE 5 - VESTED BENEFITS
                           ---------------------------

5.1  ELIGIBILITY: A Participant whose employment terminates prior to his Early
     -----------
     Retirement Date or Normal Retirement Date for any reason other than his death and who has been credited with at least five (5) years of Vesting Service shall receive a Retirement Benefit pursuant to this Article. Notwithstanding the foregoing, upon a Change of Control, any Participant who is employed by the Corporation on such date shall be fully vested in his Benefit and shall be entitled to a Benefit pursuant to this Article if the Participant terminates employment on or before his Early Retirement Date or Normal Retirement Date.

5.2  AMOUNT.
     ------

     (a) The Benefit of a Participant (other than a Group IV Participant) payable pursuant to this Article shall be payable on the first day of the month following the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall equal the actuarial equivalent (determined using the actuarial equivalence factors in effect under the Basic Plan as of the Participant's Termination Date) of the Benefit determined under the applicable Section of Article 3 hereof (assuming for this purpose that such benefit is payable commencing on the Participant's Normal Retirement Date), based on the class of Participant in which the Participant is a member.

     (b) The Benefit of a Group IV Participant payable pursuant to this Article shall be payable on the first day of the month following the later of the date the Participant attains age 55 or the Participant's Termination Date and, when expressed in the form of a Ten Year Certain and Life Annuity, shall equal the actuarial equivalent (determined using the actuarial equivalence factors in effect under the Basic Plan as of the Participant's Termination Date) of the Benefit determined under Section 3.5 hereof (assuming for this purpose that such benefit is payable commencing on the Participant's Normal Retirement Date).

                    ARTICLE 6 - PRE-RETIREMENT DEATH BENEFIT
                    ----------------------------------------

6.1  ELIGIBILITY: The Beneficiary of a Participant whose employment is
     -----------
     terminated by reason of his death shall receive a death benefit pursuant to this Article.

6.2  AMOUNT:
     ------

     (a)  PRIOR TO EARLY RETIREMENT DATE.
          ------------------------------

          (1) The death benefit payable pursuant to this Article to the Beneficiary of a Participant (other than a Group IV Participant) who dies while an employee of the Corporation or one of its subsidiaries on and prior to his Early Retirement Date, shall equal the actuarial equivalent amount as of the date of the Participant's death (determined using the actuarial equivalent factors in effect under the Basic Plan as of the Participant's Termination Date) of the benefit determined under Plan Section
               5.2. The benefit shall be payable to the Beneficiary as of the first day of the month following receipt by the Corporation of notice of the Participant's death.

          (2) The death benefit payable pursuant to this Article to the Beneficiary of a Group IV Participant who dies while an employee of the Corporation or one of its subsidiaries on and prior to his Early Retirement Date, shall equal the amount that would be payable to such Beneficiary if the Participant had as of the date of this death terminated employment with a vested benefit under Plan Section 5.2, survived to age 55, elected pursuant to Plan
               Section 7.1 to receive his Benefit in the form of a Joint and 50% Survivor Annuity with his Beneficiary and died immediately thereafter. The benefit payable to the Beneficary of a Group IV Paricipant shall be payable as of the first day of the month following the later of receipt by the

               Corporation of notice of the Participant's death or the date the Participant would have attained age 55.

     (b)  ON OR AFTER EARLY RETIREMENT DATE AND PRIOR TO NORMAL RETIREMENT
          ----------------------------------------------------------------
          DATE.The death benefit payable pursuant to this Article to the
          ----
          Beneficiary of a Participant who dies while an employee of the Corporation or one of its subsidiaries on or after his Early Retirement Date and prior to his Normal Retirement Date, shall equal the benefit determined under the applicable Section of Article 4 based on the class of Participant in which the Participant was a member.

     (c)  ON OR AFTER NORMAL RETIREMENT DATE.The death benefit payable pursuant
          ----------------------------------
          to this Article to the Beneficiary of a Participant who dies while an employee of the Corporation or one of its subsidiaries on or after his Normal Retirement Date, shall equal the benefit determined under the applicable Section of Article 3 based on the class of Participant in which the Participant was a member.

6.3  PAYMENT OF DEATH BENEFITS: The Beneficiary shall receive the death benefit
     -------------------------
     in the form of a Ten Years Certain and Life Annuity, or if elected, another form of payment as provided in the Basic Plan and elected by the Participant. However, if the actuarial present value of the Beneficiary's benefit is less than $5,000, the benefit shall be payable in a lump sum.

                   ARTICLE 7 - PAYMENT OF RETIREMENT BENEFITS
                   ------------------------------------------

7.1  FORM OF PAYMENT: The Benefit from the Plan shall be payable in the form of
     ---------------
     a Ten Years Certain and Life Annuity if the Participant does not have a Spouse, and in the form of an actuarially equivalent Joint and 50% Survivor Annuity if the Participant has a Spouse. If the Participant elects at least twelve months in advance of the Participant's Termination Date by delivery to the Corporation of an election form in such manner as the Corporation from time to time specifies, the Benefit may be payable in any actuarial equivalent optional form of benefit available under the Basic Plan based on the factors for determining actuarial equivalence in effect on the Participant's Termination Date under the Basic Plan. Any such election may be revoked or modified by delivery of a new election form to the Committee, but such revocation or modification shall not be effective until twelve months following receipt by the Corporation.

7.2  EFFECT OF CHANGE OF CONTROL: Notwithstanding Section 7.1, in the event of a
     ---------------------------
     Change in Control, the Participant's Benefit may be paid in a lump-sum distribution if so elected on the Participant Election Form. This special lump-sum option available in the event of a Change of Control is applicable to both inactive Participants (whether or not in pay status) at the time of the Change of Control and to active Participants (whether or not in pay status) upon termination of employment following a Change in Control.

7.3  CASH OUT OF SMALL BENEFITS: If the actuarial present value (determined
     --------------------------
     using the actuarial factors then in effect under the Basic Plan) of the Participant's Benefit is less than $5,000, the Benefit shall be payable in a lump sum.

                      ARTICLE 8 - AMENDMENT AND TERMINATION
                      -------------------------------------

8.1  AMENDMENT: The Corporation may amend any or all of the provisions of this
     ---------
     Plan at any time without the consent of any Participant or Beneficiary; provided, however, that no such amendment shall deprive any Participant or Beneficiary of any Benefit which had accrued prior to the effective date of such amendment.

8.2  TERMINATION: The Corporation may terminate the Plan at any time and shall
     -----------
     cease paying Benefits hereunder immediately upon the effective date of such termination. Within 90 days following such effective date, the Corporation shall pay:

     (a) to each Participant or Beneficiary to whom payment of a Benefit has commenced as of such effective date an amount equal to the present value of the installments of such Benefit coming due on or after such date; and

     (b) to each other Participant an amount equal to the present value of any Benefit to which he would be entitled had he voluntarily, terminated his employment on such effective date.

In determining the amount to be paid to a Participant or Beneficiary pursuant to this Section, the Corporation shall use the discount rate and mortality tables as specified by the definition of actuarial equivalence in the Basic Plan.

                           ARTICLE 9 - ADMINISTRATION
                           --------------------------

9.1  ADMINISTRATION: The Committee shall administer the Plan and shall have all
     --------------
     powers necessary or appropriate to enable it to carry out its duties including, without limitation, the power to interpret the Plan and to make, establish and change rules and procedures with respect to the operation of the Plan. The Committee shall have the authority to decide all questions arising under the Plan including those involving an individual's eligibility for Benefits and to determine the amount of any Benefit to be paid to any Participant or Beneficiary hereunder. All such decisions shall be conclusive and binding on all persons.

9.2  REQUIRED INFORMATION: Each Participant and Beneficiary shall furnish the
     --------------------
     Committee such information as it shall consider necessary or desirable for purposes of administering the Plan. The provisions of the Plan respecting the payment of any Benefit are conditional upon the Committee's prompt receipt of such information. The Corporation, the Committee and any other party involved in the administration of the Plan shall be entitled to rely upon any information furnished by a Participant or Beneficiary with respect to any matters required to be determined hereunder and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon.

9.3  CLAIMS: Any person having a claim for the payment of a Benefit shall file
     ------
     such claim with the Committee in writing on a form furnished by the Committee.

     (a)  Denial of Claims: In the event any such claim is denied or not paid
          ----------------
          within 60 days after the date of the filing thereof, the Committee shall notify the claimant in writing of the specific reasons for the denial or nonpayment, the specific provisions of this Plan upon which such denial or nonpayment is based and the appeal procedures set forth below.

     (b)  Appeal Procedures: The Committee shall review appeals of claims which
          -----------------
          have been denied or have not been paid. Any claimant whose claim has been denied or has not been paid within said 60 day period may file a written appeal of such denial or nonpayment with the Committee within 90 days after the expiration of said 60 day period together with such information concerning such claim as the claimant desires the Committee to consider in its review of such denial or nonpayment. Not later than 60 days after its receipt of any such appeal, the Committee shall notify the claimant in writing of its decision on such appeal setting forth the specific reasons for its decision and the provisions of the Plan upon which its decision is based.

9.4  DISPUTES: If a dispute arises as to the proper recipient of any payment,
     --------
     the Committee, in its sole discretion, may withhold or cause such payment to be withheld until the dispute shall have been settled or determined by a court of competent jurisdiction.

                           ARTICLE 10 - MISCELLANEOUS
                           --------------------------

10.1 OWNERSHIP OF ASSETS: Any assets which may be used to discharge the
     -------------------
     Corporation's obligations under this Plan shall be and remain the property of the Corporation, no person other than the Corporation shall, by virtue of this Plan, have any interest in such assets and no Participant or Beneficiary shall have any right, title or interest in, or claim to, any investment the Corporation may make to aid the Corporation in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from the Corporation under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

10.2 NO ASSIGNMENT: No Benefit payable hereunder shall be subject in any manner
     -------------
     to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance and any attempt to anticipate, alienate, sell, transfer, assign, pledge or encumber or charge the same shall be void. No such Benefit shall in any manner be subject to the debts or liabilities of any Participant or Beneficiary nor shall it be subject to attachment or legal process for or against such person and the same shall not be recognized hereunder except to such extent as may be required by law.

10.3 EFFECT ON EMPLOYMENT: Nothing contained herein shall give any Participant
     --------------------
     the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discharge any Participant at any time regardless of the effect which such discharge shall or may have upon such individual as a Participant.

10.4 PAYMENTS TO MINOR OR INCOMPETENT: In making any payment to or for the
     --------------------------------
     benefit of any minor or incompetent person or any other person who, in the opinion of the Committee, is otherwise unable to apply such distribution to his own best interest and advantage, the Committee, in its sole discretion may direct that such distribution be made directly to such person, to the legal guardian, conservator or custodian of such person for the use and benefit of such person or to a relative of such person to be expended by such relative for the benefit of such person. The Committee shall not be obligated to see the application of any such payment.

10.5 INDEMNIFICATION: The Corporation agrees to hold harmless and indemnify the
     ---------------
     members of the Committee and all directors, officers and employees of the Corporation against any and all parties whomsoever, and all losses therefrom, including without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to, or in connection with, this Plan other than losses resulting from such person's fraud or willful misconduct.

10.6 BINDING ON EMPLOYER, PARTICIPANTS AND THEIR SUCCESSORS: This Plan shall be
     ------------------------------------------------------
     binding upon and inure to the benefit of the Corporation and to any other Employers participating in this Plan, their successors and assigns and the participant and his heirs, executors, Committees and duly appointed legal representatives.

10.7 RIGHTS OF AFFILIATES TO PARTICIPATE: Any Employer participating in the
     -----------------------------------
     Basic Plan may, in the future, adopt this Plan provided that proper action is taken by the Board of Directors of such Employer and the participation of such Employer is approved by the Board of Directors of the Corporation. The administrative powers and control of the Corporation, as provided in this Plan, shall not be deemed diminished under this Plan by reason of the participation of any other Employer and the administrative pointers and control granted hereunder to the Committee shall be binding upon any Employer adopting this Plan. Each Employer adopting this Plan shall have the obligation to pay the benefits to its employees hereunder and no other Employer shall have such obligation and any failure by a particular Employer to live up to its obligations under this Plan shall have no effect on any other Employer. Any Employer may discontinue this Plan at any time by proper action of its Board of Directors subject to the provisions of Article 8.

10.8 APPLICABLE LAW: The provisions of this Plan shall be interpreted and
     --------------
     construed according to the laws of the State of Tennessee.

10.9 EFFECTIVE DATE: This Plan shall be effective August 1, 2001, with respect
     --------------
     to payments made to or on behalf of participants on and after such date.

IN WITNESS WHEREOF, NATIONAL COMMERCE FINANCIAL CORPORATION, TENNESSEE has caused this instrument to be executed by its duly authorized officers on this
      day of                   , 2001, effective as of August 1, 2001.
-----        ------------------

(CORPORATE SEAL)

ATTEST:                                     NATIONAL COMMERCE FINANCIAL
                                            CORPORATION


                                            By:
-----------------------------------             --------------------------------

                                            Title:
                                                   -----------------------------

                                    EXHIBIT I
                                    ---------

                       -------------------------------------
                       GROUP I-A PARTICIPANTS
                       -------------------------------------
                       Thomas M. Garrott
                       -------------------------------------
                       Mackie H. Gober
                       -------------------------------------
                       Gary Lazarini
                       -------------------------------------
                       David Popwell
                       -------------------------------------
                       William R. Reed, Jr.
                       -------------------------------------

                       -------------------------------------
                       GROUP I-B PARTICIPANTS
                       -------------------------------------
                       Donald B. Clanton
                       -------------------------------------
                       Walter B. Howell, Jr.
                       -------------------------------------

                       -------------------------------------
                       GROUP I-C PARTICIPANTS
                       -------------------------------------
                       James S. Edwards
                       -------------------------------------
                       Sheldon M. Fox
                       -------------------------------------
                       Richard L. Furr
                       -------------------------------------
                       E. C. Roessler
                       -------------------------------------

                       -------------------------------------
                       GROUP II PARTICIPANTS
                       -------------------------------------
                       Walter Bowick, IV
                       -------------------------------------
                       Aubrey Cox
                       -------------------------------------
                       Samuel Ettinghoff
                       -------------------------------------
                       John Fisher
                       -------------------------------------
                       Joseph Gilmore
                       -------------------------------------
                       William Glaus
                       -------------------------------------
                       Charles Grantham
                       -------------------------------------
                       Stephen Horn
                       -------------------------------------
                       W. Jones, Jr.
                       -------------------------------------
                       Dennis Korner
                       -------------------------------------
                       Fletcher Maynard, Jr.
                       -------------------------------------
                       William Menkel
                       -------------------------------------
                       John Presley
                       -------------------------------------
                       Thomas Ramer
                       -------------------------------------
                       Ronald Reddin
                       -------------------------------------
                       Michael Reddoch
                       -------------------------------------
                       John Womble
                       -------------------------------------

     Group III Participants are those persons who were participants in the CCB Plan on July 31, 2001 who are not members of Group I Participants or Group IV Participants.

     Group IV Participants are persons who were participants in the CCB Plan on July 31, 2001, who are not members of Group I Participants and who are "Electing CCB Plan Participants" as defined in the Basic Plan.

     Group V Participants are the following employees of First Mercantile Trust
     Company: Kenneth Lenoir, Scott Lenoir and Ronald Hodges.

                                   APPENDIX A
                                   ----------

                                    SECTION 1
                                    ---------

    Non-Integrated Early Retirement Reduction Factors By Years and Months By
                                                                          --
           Which Early Retirement Date Precedes Normal Retirement Date
           -----------------------------------------------------------

                                                          Months
-----------------------------------------------------------------------------------------------------
Years     0       1       2       3       4       5       6       7       8       9      10      11
-----------------------------------------------------------------------------------------------------

  0     1.000   1.000   1.000   1.000   1.000   1,000   1,000   1.000   1.000   1.000   1.000   1.000
  1     1.000   1.000   1.000   1.000   1.000   1,000   1,000   1.(00   1.000   1.000   1.000   1.000
  2     1.000   1.000   1.000   1.000   1.000   1,000   1,000   1.000   1.000   1.000   1.000   1.000
  3     1.000   1.000   1.000   1.000   1.000   1,000   1,000   1.000   1.000   1.000   1.000   1.000
  4     1.000   1.000   1.000   1.000   1.000   1,000   1,000   1.000   1.000   1.000   1.000   1.000
  5     1.000    .995    .990    .985    .980    .975    .970    .965    .960    .955    .950    .945
  6      .940    .935    .930    .925    .920    .915    .910    .905    .900    .895    .890    .885
  7      .880    .875    .870    .865    .860    .855    .850    .845    .840    .835    .830    .825
  8      .820    .815    .810    .805    .800    .795    .790    .785    .780    .775    .770    .765
  9      .760    .755    .750    .745    .740    .735    .730    .725    .720    .715    .710    .705
 10      .700

                                    SECTION 2
                                    ---------

           IRS Defined Actuarial Reduction Factors By Years and Months By Which Early Retirement Date Precedes Normal Retirement Date
         --------------------------------------------------------------

                                     Months
------------------------------------------------------------------------------------------
Years     0      1      2      3      4      5      6      7      8      9      10     11
------------------------------------------------------------------------------------------

  0     1.000   .994   .989   .983   .978   .972   .967   .961   .956   .950   .944   .939
  1      .933   .928   .922   .917   .911   .906   .900   .894   .889   .883   .879   .872
  2      .867   .861   .856   .850   .844   .839   .833   .828   .822   .817   .811   .806
  3      .800   .794   .789   .783   .778   .772   .767   .761   .756   .750   .744   .739
  4      .733   .728   .722   .717   .711   .706   .700   .694   .689   .683   .678   .672
  5      .667   .664   .661   .658   .656   .653   .650   .647   .644   .642   .639   .636
  6      .633   .631   .628   .625   .622   .619   .617   .614   .611   .608   .606   .603
  7      .600   .597   .594   .592   .589   .586   .583   .581   .578   .575   .572   .569
  8      .567   .564   .561   .558   .556   .553   .550   .547   .544   .542   .539   .536
  9      .533   .531   .528   .525   .522   .519   .517   .514   .511   .508   .506   .503
 10      .500